                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): February 19, 2001


                        CINEMASTAR LUXURY THEATERS, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                    0-25252              33-0451054
  -------------------------------    ----------------    ---------------------
   (State or Other Jurisdiction        (Commission           (IRS Employer
         of incorporation)             File Number)        Identification No.)

           7220 AVENIDA ENCINAS SUITE 203, CARLSBAD, CALIFORNIA 92009
          -------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

        Registrant's telephone number, including area code (760) 929-2525
                                                           --------------

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ITEM 5   OTHER EVENTS.

Cinemastar Luxury Theaters, Inc. (the "Company") hereby files copies of reports, attached hereto as Exhibits 99.1 through 99.5, that are required to be filed with the United States Bankruptcy Court and the United States Trustee pursuant to Bankruptcy Rule 2015 and the United States Trustee's "Operating Guidelines and Financial Reporting Requirements". These reports are filed in connection with the Company's voluntary petition to reorganize under Chapter 11 of the U.S. Bankruptcy Code, dated January 4, 2001.

ITEM 7   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     99.1 Debtor in possession monthly operating report for the month of January 2001

     99.2 Debtor in possession monthly operating report for the month of February 2001

     99.3 Debtor in possession monthly operating report for the month of March 2001

     99.4 Debtor in possession monthly operating report for the month of April 2001

     99.5 Debtor in possession monthly operating report for the month of May 2001




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CINEMASTAR LUXURY THEATERS, INC.

Dated:  July 17, 2001        By:  /s/ Donald H. Harnois, Jr.
                                ----------------------------------------------
                                    Donald H. Harnois, Jr.
                                    Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

   Exhibit #                            Item
--------------  ----------------------------------------------------
     99.1       Debtor in possession  monthly  operating  report for
                the month of January 2001

     99.2 Debtor in possession monthly operating report for the month of February 2001

     99.3 Debtor in possession monthly operating report for the month of March 2001

     99.4 Debtor in possession monthly operating report for the month of April 2001

     99.5 Debtor in possession monthly operating report for the month of May 2001